Bogle Investment Management Small Cap Growth Fund

(an Investment Portfolio of The RBB Fund, Inc.)

Institutional Class: BOGIX

Investor Class: BOGLX

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2014

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of two classes, Institutional Class and Investor Class (collectively, the “Shares”), representing interests in the Bogle Investment Management Small Cap Growth Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2014 (the “Prospectus”). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (877) 264-5346. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

TABLE OF CONTENTS

GENERAL INFORMATION	2

INVESTMENT OBJECTIVE AND POLICIES	2

INVESTMENT LIMITATIONS	14

DISCLOSURE OF PORTFOLIO HOLDINGS	15

MANAGEMENT OF THE COMPANY	16

CODE OF ETHICS	23

PROXY VOTING POLICIES	23

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	24

INVESTMENT ADVISORY AND OTHER SERVICES	24

FUND TRANSACTIONS	29

PURCHASE AND REDEMPTION INFORMATION	31

TELEPHONE TRANSACTION PROCEDURES	31

VALUATION OF SHARES	32

TAXES	32

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	33

MISCELLANEOUS	34

FINANCIAL STATEMENTS	34

APPENDIX A	A-1

APPENDIX B	B-1

GENERAL INFORMATION

The Company is an open-end management investment company currently operating 23 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class and Investor Class representing interests in one diversified portfolio, the Bogle Investment Management Small Cap Growth Fund, which is offered by the Prospectus. Bogle Investment Management, L.P. (the “Adviser”) serves as the investment adviser for the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund’s investment objective is to provide long-term capital appreciation.

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations, at the time of purchase, that are within the trailing twelve-month range of the market capitalizations of those companies that are included in the Russell 2000® Index (“Small Cap Stocks”).  For purposes of this investment policy, stocks of U.S. companies are stocks that are listed on a securities exchange or market inside the United States.  Because the Russell 2000® Index (“Index”) is modified (“reconstituted”) regularly (usually each year) to replace companies that no longer qualify for inclusion in the Index due to, among other reasons, having market capitalizations that have grown too large, the Adviser uses the trailing average twelve-month range of market capitalizations to mitigate the need to trade stocks in the portfolio due to Index reconstitution.  Further, the Adviser will not sell from the portfolio any holdings that the Adviser believes are likely to appreciate more than the Russell 2000® Index solely because the market capitalizations of such holdings cause the portfolio to hold less than 80% of its net assets within this range.  As such, the Fund may, from time to time, hold less than 80% of its net assets within this range.  The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects. The Adviser will manage the portfolio such that its median market capitalization is under normal circumstances reasonably close to the median capitalization of the Index. As part of its investment strategy, the Adviser will continue to invest in Small Cap Stocks that the Adviser believes will appreciate more than the  Index. Shareholders will be notified by the Fund sixty days in advance of any change in this 80% policy.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Policies and Risks.

Equity Securities

Equity securities represent ownership interests in a company and consist of common stock, preferred stock, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•      Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•      Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•      Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.  See “Rights Offerings and Purchase Warrants” on the following pages for more information.

•      Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  See “Convertible Securities” on the following pages for more information.

Foreign Securities

In pursuing its investment objective, the Fund may invest in the securities of foreign issuers, including through American Depositary Receipts (“ADRs”) or Global or European Depositary Receipts (“GDRs” and “EDRs”). During temporary defensive periods, the Fund may also hold short or medium-term interest-bearing instruments or deposits of foreign issuers as described in the Prospectus and in this SAI.

ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. The Fund may invest in ADRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Investment in ADRs does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of these securities is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs and the underlying securities are quoted. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated change in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

Investing in Small Capitalization Companies

Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets from 2007 to 2009 led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

Non-Principal Investment Policies and Risks

Borrowing Money

As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act and to mortgage, pledge or hypothecate its assets in connection with such borrowings in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company’s total assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. The Fund will not make any additional investments while borrowings exceed 5% of its total assets. Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank.  In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days.

Convertible Securities

The Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, the Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Equity Swaps

The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s potential exposure, the Fund and the Adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

Futures

Futures Contracts. The Fund may invest in futures contracts and options on futures contracts (including S&P 500® Index futures, Russell 2000® Index futures, and options on such futures described below). When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

If the Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

The Funds intend to limit such investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the Commodity Futures Trading Commission (“CFTC”) in its recent amendments to Rule 4.5 (see below for a description of these thresholds).  For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations.

The Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase certain securities but had not yet done so, it could purchase a futures contract in order to lock in current market prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, the Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time the Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies, the Fund would use futures contracts to attempt to achieve an overall return, whether positive or negative, similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

The Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the futures contract’s value would be expected to rise and offset all or a portion of the loss in the securities that the Fund had hedged. Of course, if prices subsequently rose, the futures contract’s value could be expected to fall and offset all or a portion of the benefit to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

Futures margin payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM’s other customers. The Adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

Correlation of price changes. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund’s current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund’s investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund’s other investments.

Liquidity of futures contracts. Because futures contracts are generally settled within a day from the date they are closed out, as compared with a longer settlement period for other types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions could also be impaired.

Index Futures and Related Options. An index futures contract is a contract to buy or sell an integral number of units of a stock index (i.e., the Standard & Poor’s 500 Price® Index or the Russell 2000® Index) at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an index.

Risks of Futures Transactions. The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the Fund’s investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the market.

Illiquid Securities

The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Company Securities

The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund, so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Fund Securities

The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33 1/3% of the value of its total assets. The Fund does not have the right to vote loaned securities. The Fund may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Portfolio Turnover

Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

Although tax considerations should not typically drive investment decisions, the Adviser recommends that all of its investors consider their ability to allocate tax-deferred assets (such as Individual Retirement Accounts (“IRA’s”) and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options. Generally, investors will earn better after-tax returns investing tax-advantaged assets in active strategies, while using very low turnover passive strategies for their taxable investments.

The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. Under normal market conditions, it is expected that the Fund’s portfolio turnover will range between 150% to 300%.

Put and Call Options

The Fund may purchase and write (sell) put and call options relating to particular securities or to various indices which may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation.

Purchasing Put Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. The option may give the Fund the right to sell only on the option’s expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium). The option’s underlying instrument may be a security or a futures contract.

The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller’s position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

Put options may be used by the Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund’s resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices), option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

Purchasing Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fall. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Fund will purchase call options only in connection with “closing purchase transactions.” The Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund. If the Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

Writing Put Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing Call Options. Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

Combined Option Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Options on Indices/Unlisted Over-the-Counter Options. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

Risks of Options Transactions. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and the Fund’s other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

Asset Coverage for Futures and Options Positions. The Fund will not use leverage in its options and futures strategies. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Limitations on Futures and Options Transactions. The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Fund has purchased would exceed 5% of the Fund’s net assets after taking into account unrealized profits and losses on such contracts, except as may be otherwise permitted under applicable regulations.

The Fund’s limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this SAI, are not fundamental policies and may be changed by the Company’s Board of Directors as regulatory agencies permit.

Repurchase Agreements

The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price. The repurchase price under repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors. The Adviser will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to the Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Company’s custodian will hold securities subject to repurchase agreements in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

Rights Offerings and Purchase Warrants

Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Section 4(2) Paper

“Section 4(2) paper” is commercial paper, which is issued in reliance on the “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper normally, thereby providing liquidity. See “Illiquid Securities” and Appendix “A” to this SAI for a list of commercial paper ratings.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short.

The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Short Sales “Against the Box”

In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund’s net assets and will not engage in short sales against the box for speculative purposes.

A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.

Temporary Investments

The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Obligations

The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

In September 2008, the U.S. Treasury Department and Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA.  On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

The Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

When-Issued Securities and Forward Commitments

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund’s when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1.

Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund’s assets may be invested without regard to such limitation.

2.

Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of its assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company’s total assets. For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

3.

Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. government obligations.

4.

Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund’s permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund’s annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

5.

Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

6.	Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.

7.

Purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

8.

Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9.	Invest in oil, gas or mineral-related exploration or development programs or leases.

10.

Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

11.	Make investments for the purpose of exercising control or management, but the Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

12.	Issue any senior security, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

13.

Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in Limitation 2 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

*        *        *

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio holdings to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Adviser currently makes the Fund’s top ten holdings, sector weightings and portfolio characteristics publicly available on its web site, www.boglefunds.com, as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Top 10 Portfolio Holdings and other portfolio characteristics	Quarterly	6 to 7 weeks after the end of each calendar quarter

The scope of the information relating to the Fund’s portfolio that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include the Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the web site.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers of the Company, which include The Bank of New York Mellon, the custodian;  BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation, the financial printer; and Institutional Shareholder Services Inc., the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.

The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established seven standing committees — Audit, Contract, Product Development, Executive, Nominating and Governance, Valuation and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 Age :81	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	23	AMDOCS Limited (service provider to telecommunications companies).

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 Age: 76	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since March 2004, Director of Cornerstone Bank.	23	None

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 Age: 48	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	23	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 Age: 71	Director	2006 to present	Since 1997, Consultant, financial services organizations.	23

Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 Age: 66	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC.	23	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 Age: 73	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; 1980, Founding Partner, Straniere Law Group.	23	Reich and Tang Group (asset management).
INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 Age:53	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	23	None

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 Age: 76	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	23	None

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 Age: 52	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance Services; since 2005, Director of Energy Income Partnership.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 Age: 51	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Diane Drake 301 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	2014 to present

Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); from 2008-2010, Vice President and Counsel, PNC Global Investment Servicing (US) Inc.

				N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 Age: 54	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 Age: 55	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*    Each Director oversees twenty-three portfolios of the Company that are currently offered for sale.

(1)   Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  The Board has approved a waiver of the policy with respect to Messrs. Brodsky, Carnall and Sablosky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)   Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Straniere has been a practicing attorney for over 30 years and also serveson the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened six times during the fiscal year ended August 31, 2014.

Contract Committee.  The Board has a Contract Committee comprised of one Interested Director and two Independent Directors.  The current members of the Contract Committee are Messrs. Chandler, Sablowsky and Brodsky.  The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened two times during the fiscal year ended August 31, 2014.

Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Giordano, Reichman, Sablowsky and Chandler.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2014.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee met one time during the fiscal year ended August 31, 2014.

Valuation Committee.  Effective January 1, 2014, the Board has a Valuation Committee comprised of one Interested Director and three officers of the Company.  Prior to January 1, 2014, the Company’s Valuation Committee was comprised only of officers of the Company.  The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shaw and Weiss.  The Valuation Committee is responsible for reviewing fair value determinations.  The Valuation Committee of the Board convened four times during the fiscal year ended August 31, 2014.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Directors and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Straniere and Nusblatt.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2014.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products. The Product Development Committee convened two times during the fiscal year ended August 31, 2014.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of the Company (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2013:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	Over $100,000
J. Richard Carnall	None	$10,001-$50,000
Gregory P. Chandler	None	$1-10,000
Nicholas A. Giordano	None	$10,001-$50,000
Arnold M. Reichman	None	Over $100,000
Robert A. Straniere	None	None
INTERESTED DIRECTORS
Jay F. Nusblatt	None	None
Robert Sablowsky	Over $100,000	Over $100,000

Directors’ and Officers’ Compensation

Effective January 1, 2015, the Company will pay each Director, except Jay Nusblatt (who is not compensated by the Company for his service on the Board), a retainer at the rate of $50,000 annually, $3,500 for each regular meeting of the Board of Directors, and $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee will receive an additional fee of $7,500 for his services. The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity.  The Chairman of the Nominating and Governance Committee receives an additional fee of $4,000 per year for his services.

From January 1, 2014 to December 31, 2014, the Company paid each Director, except Jay Nusblatt (who is not compensated by the Company for his service on the Board), a retainer at the rate of $35,000 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. Prior to January 1, 2015, the Chairman of the Board received an additional fee of $17,500 per year for his services in this capacity, and the Chairman of each of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $4,000 per year for his services.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2014, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2014
Independent Directors:
Julian A. Brodsky, Director	$1,638	N/A	N/A	$61,775
J. Richard Carnall, Director	$1,936	N/A	N/A	$64,625
Gregory P. Chandler, Director	$2,172	N/A	N/A	$71,625
Nicholas A. Giordano, Director	$2,138	N/A	N/A	$70,625
Arnold M. Reichman, Director and Chairman	$2,627	N/A	N/A	$82,125
Robert A. Straniere, Director	$1,856	N/A	N/A	$60,625
Interested Directors:
Jay F. Nusblatt, Director	$0	N/A	N/A	$0
Robert Sablowsky, Director	$1,958	N/A	N/A	$67,525
Officer:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$14,474	N/A	N/A	$339,996

Effective with the calendar year ending December 31, 2014, each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2013, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and votes such proxies in the manner outlined in the Adviser’s procedures. A copy of the Adviser’s Proxy Voting Guidelines is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-877-264-5346 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 2014 to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

INVESTOR CLASS

Shareholder Name and Address	Number and Percentage of Shares Owned as of December 1, 2014
National Financial Services LLC Attn Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	568,508.369	19.56%

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	205,021.992	7.06%

INSTITUTIONAL CLASS

Shareholder Name and Address	Number and Percentage of Shares Owned as of December 1, 2014
National Financial Services LLC Attn Mutual Funds Dept, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	1,016,478.711	35.13%

Charles Schwab & Co. Attn Mutual Funds 101 Montgomery St San Francisco, CA 94101-4122	686,593.535	23.73%

As of December 1, 2014, the Directors and officers as a group owned 2.70% of the Schneider Value Fund, 2.04% of the Schneider Small Cap Value Fund and less than 1% of the outstanding shares of each other portfolio and class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement

The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated September 15, 1999. Under the Advisory Agreement, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed to limit the Fund’s Total Annual Operating Expenses (excluding certain items discussed below to the extent that such expenses exceed 1.25% of the Fund’s Institutional Class average daily net assets and 1.35% of the Fund’s Investor Class average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause net total annual fund operating expenses to exceed 1.25% or 1.35%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes.  The Adviser may not recoup waived advisory fees or reimbursed expenses.  This contractual limitation is in effect until December 31, 2015 and may not be terminated without the approval of the Company’s Board of Directors. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. There can be no assurance that the Adviser will continue such waivers indefinitely. John C. Bogle, Jr., the Fund’s portfolio manager (the “Portfolio Manager”), is the President of the Adviser.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the expenses listed in the Prospectus and the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) expenses of organizing the Company that are not attributable to a class of the Company; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; and (g) the cost of investment company literature and other publications provided by the Company to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of the Fund’s investment advisory agreement may be reviewed in the Fund’s annual report to shareholders dated August 31, 2014, which may be obtained by calling (877) 264-5346 or visiting the SEC’s website at www.sec.gov.

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2014	$2,061,448	$134,352	$0
August 31, 2013	$1,197,306	$194,958	$0
August 31, 2012	$773,004	$242,905	$0

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

Portfolio Manager

Description of Compensation. The Fund’s Portfolio Manager receives a base salary, a retirement plan contribution, a bonus and profit distributions from his ownership stake in the Adviser. Compensation and bonus is based on the Adviser’s overall profitability. The Adviser’s profitability, and thus compensation from its profit distributions, is directly related to the Adviser’s investment performance for accounts with performance-based fees (most accounts, all strategies), as well as assets under management. Base salary and bonuses are determined annually based on a series of factors including investment performance and the Adviser’s profitability. An annual retirement plan contribution is based on a fixed percentage of total annual salary and bonus.

Material Conflicts of Interest. The Adviser does not trade any proprietary accounts; however, the Portfolio Manager does have an economic interest in several of the accounts managed by the Adviser, either through direct ownership or through performance fees. Therefore, the Adviser has policies in place to ensure that accounts in which the Portfolio Manager holds an interest (either directly or through a potential performance fee) are not favored over other accounts. This conflict is mitigated in the following ways:  (1) equitable, well documented trade allocation procedures; (2) daily performance monitoring and risk tracking; (3) broad direct ownership by the Portfolio Manager in all of the Adviser’s investment strategies; (4) performance-based fees in accounts that represent all of the Adviser’s investment strategies; and (5) ownership and compensation policies based on the success of the overall Adviser, not just a specific investment strategy.

Other Accounts. The table below discloses accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of the Fund’s most recently completed fiscal year ended August 31, 2014.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
John C. Bogle, Jr.	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles:	5	$1,621	5	$1,621
	Other Accounts:	4	$428	4	$428

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of August 31, 2014.

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
John C. Bogle, Jr.	Over $1 Million

Custodian Agreements

The Bank of New York Mellon (“BNY”), One Wall Street, New York, NY 10286, serves as custodian of the Fund’s assets pursuant to a custodian agreement between BNY and the Company dated as of July 18, 2011 (the “Custodian Agreement”). Under the Custodian Agreement, BNY (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. BNY is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that BNY remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. The Fund has made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”). For its services to the Fund under the Custodian Agreement, BNY Mellon receives a fee, calculated daily and payable monthly, based on the Fund’s average gross assets; exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

Transfer Agency Agreements

BNY Mellon, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented for the Fund on September 15, 1999 (collectively, the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, BNY Mellon (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. For its services to the Fund under the Transfer Agency Agreement, BNY Mellon receives an annual fee based on the number of accounts in the Fund, subject to a minimum fee payable monthly on a pro rata basis and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in the Fund. In addition, BNY Mellon provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay BNY Mellon a fee for each customer verification and a monthly fee for each record result maintained.

Administration and Accounting Services Agreement

BNY Mellon also serves as the Fund’s administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement dated as of September 15, 1999, (the “Administration Agreement”). BNY Mellon has agreed to calculate the Fund’s net asset value (“NAV”), provide all accounting services for the Fund and assist in related aspects of the Fund’s operations. The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of BNY Mellon’s gross negligence. In consideration for providing services pursuant to the Administration Agreement, BNY Mellon receives a fee calculated at an annual rate of 0.115% of the Fund’s average daily net assets, subject to a minimum of $6,250 per month, exclusive of out-of-pocket expenses and pricing charges. BNY Mellon is currently waiving 0.0125% of its annual fee.

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it or its duties and obligations thereunder.

On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

The administration, accounting and regulatory administration fees, including waivers and reimbursements, for the past three fiscal years are as follows:

For the Fiscal Year Ended	Administration, Accounting and Regulatory Administration Fees and Expenses (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2014	$283,872	$27,447	$0
August 31, 2013	$193,569	$17,403	$0
August 31, 2012	$154,954	$12,699	$0

 Distribution and Shareholder Servicing

Foreside Funds Distributors LLC (the “Distributor”), whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the underwriter to the Fund(s) pursuant to the terms of a distribution agreement (the “Distribution Agreement”).  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Administration (“FINRA”).  The Distributor is not affiliated with the Company, the Adviser, or any other service provider for the Fund.

Under a Distribution Agreement with the Fund, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.  The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective.  The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The shareholder servicing fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Shareholder Servicing Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2014	$98,711	$0	$0
August 31, 2013	$67,043	$0	$0
August 31, 2012	$59,494	$0	$0

FUND TRANSACTIONS

Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The Adviser has broad supervision over the placement of securities orders for the Fund. The Adviser has the authority to determine the broker-dealer to be used in any securities transaction and the commission rate to be paid. While the primary criterion for all transactions in portfolio securities is the execution of orders at the most favorable net price, numerous additional factors are considered by the Adviser when arranging for the purchase and sale of the Fund’s portfolio securities. These include restrictions imposed by the federal securities laws and the allocation of brokerage in return for certain services and materials described below. In determining the abilities of the broker-dealer to obtain best execution of a particular transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction(s), the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions promptly and at reasonable expense, the importance to the Fund of speed, efficiency or confidentiality and the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold, as well as any other matters the Adviser deems relevant to the selection of a broker-dealer for a particular portfolio transaction of the Fund.

When the “best execution” criteria are satisfied, those broker-dealers who supplement the Adviser’s capabilities with trading execution and research services, within the parameters of Section 28(e) of the Securities Exchange Act of 1934, as amended, may be selected by the Adviser to provide brokerage services.  Research services include both proprietary research (created or developed by the broker-dealer) and research created or developed by a third party.

Ongoing research, computer systems and market data feeds are critical elements of the Adviser’s investment management process.  Accordingly, the Adviser is a significant user of broker-provided products and services that assist the Adviser in carrying out its investment and trading decisions. These products and services include: quotation services; trading; research (including proprietary) and portfolio management systems and consulting services; data; software; seminars; prime brokerage; custody and clearance services; other data services; trading and data feeds; proxy research; and trading communication services.  In the absence of soft dollar arrangements, the Adviser would have to pay directly for these services. Further, although best execution is always the primary objective in broker selection, the use of soft dollars means that the Adviser has less incentive to go to execution-only brokers, and that the Adviser may not always obtain the best price.

In some cases the Adviser acquires research products or services with soft dollars that also have non-research uses.  In these cases the Adviser makes reasonable allocation of the cost of the product or service according to its use.  That portion of the product or service that provides administrative or other non-research services is paid for by the Adviser in hard dollars.

For the fiscal year ended August 31, 2014, the Fund paid $20,147 in aggregate commissions to brokers on account of research services. All research services received from broker-dealers to whom commissions are paid are used collectively. There is no direct relationship between commissions received by a broker-dealer from the Fund’s or a particular client’s transactions and the use of any or all of that broker-dealer’s research material in relation to the Fund or that client’s account. The Adviser may pay a broker-dealer’s brokerage commission in excess of that which another broker-dealer might have charged for the same transaction in recognition of research and brokerage related services provided by the broker-dealer. The variations in brokerage commissions are a result of changes in the Fund’s assets, commission rates, and turnover of the Fund’s securities.

The brokerage commissions for the past three fiscal years are as follows:

For the Fiscal Year Ended	Brokerage Commissions
August 31, 2014	$141,059
August 31, 2013	$168,845
August 31, 2012	$149,570

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2014, the Fund held 104,547 shares with a market value of $1,780,435 of Investment Technology Group, Inc.

The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios. Transaction costs for any transaction will be shared pro rata based on each portfolio’s participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

In no instance will portfolio securities be purchased from or sold to the Distributor, BNY or the Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Corporate debt and U.S. government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

PURCHASE AND REDEMPTION INFORMATION

Institutional Class shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Purchase orders for Investor Class shares may be placed through a financial intermediary. Institutional Class shares and Investor Class shares may also be purchased directly from the Fund at the NAV per share, by mail or by wire.

The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  A shareholder will also bear any market risk or tax consequence as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Fund are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the NAV of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and such changes or decisions may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 82.373 billion shares have been classified into 153 classes, however, the Company only has 31 active share classes that have begun investment operations. Under the Company’s Charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of the Fund will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement, distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

MISCELLANEOUS

Counsel.

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2014 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning the Fund at the telephone number appearing on the front page of this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks — Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” — An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.

Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•                                          Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                                          Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels — “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” — Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

BOGLE INVESTMENT MANAGEMENT, L.P.

PROXY VOTING GUIDELINES

It is the policy at Bogle Investment Management, L.P. (BIM), to vote all proxies, where we have been delegated the fiduciary duty to do so, in order to maximize shareholder value and the value of our investments. Whenever there is a conflict between the interests of BIM and the interests of its clients with regards to a proxy vote, it is BIM’s policy to act in the best interest of its clients. The proxy voting guidelines below summarize BIM’s position on various issues of concern to shareholders and investors. In order to facilitate the proxy voting process, we may retain a proxy service provider to assist us with proxy research, vote execution and record keeping. This proxy service provider would coordinate with our prime brokers and our clients’ custodians to ensure that all proxy materials for each client are received and executed on a timely basis. This proxy service provider would also vote the proxies in accordance with our pre-determined policy and in consultation with BIM for non-routine, unusual or controversial issues.

In the case where an outside proxy firm is used and the firm makes vote recommendations, BIM performs due diligence to ensure that these recommendations benefit investors rather than the provider firm’s own commercial interests. One of our key criterion in selecting a provider is independence, considering sources of revenue as well as industry reputation. Further, our relationship with our provider is more implementation oriented than recommendation oriented, in that the provider works from a pre-determined set of policies, created by BIM and customized to suit our needs.

No set of guidelines can anticipate every issue that may arise. The guidelines are not exhaustive and do not include all potential voting issues or variations on existing issues. Many of the issues and the circumstances of individual companies are different, and there may be instances when we adjust our position and may not vote in strict adherence to these guidelines. Also, in cases where there are no pre-determined policy guidelines, the third party service provider contacts BIM to determine the proper course of action.

As part of our ongoing investment process, our investment professionals may encounter significant corporate developments. As these situations arise, we may adjust votes for specific securities based on the current information.

Portfolio managers are responsible for determining the voting templates and for addressing case-by-case queries.

Our proxy voting guidelines are summarized below, including specific examples of commonly presented items.

I. GUIDELINES FOR DOMESTIC SECURITIES

Election of the Board of Directors:

We will generally vote for the company’s nominees, provided that the Board maintains a majority of independent directors. We will vote on a case-by-case basis for contested elections.

Classified Board Structure:

We are generally against the adoption of classified board structures, where the board of directors is elected on a staggered basis instead of each director elected annually. We are generally against proposals to declassify boards, unless there are special circumstances where shareholders would benefit from the declassification.

Cumulative Voting:

We are generally against proposals to allow cumulative voting by shareholders.

Supermajority Voting:

We are generally against proposals to require a supermajority for shareholder votes.

Election of Auditors:

Our policies generally support the re-election of auditors unless:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent.

•                  There is reason to believe that the auditor rendered an opinion that is either inaccurate or not indicative of the company’s financial position.

We will review fees paid by a company for non-audit services on a case-by-case basis to determine if they are so excessive as to impair the auditor’s appearance of independence.

Executive Compensation:

We are generally in favor of proposals that link executive compensation to both the company’s long-term performance and to the performance of its peer group, unless such proposals are excessive. We will vote on a case-by-case basis on proposals to reprice options and to institute or amend employee stock purchase plans.

Golden Parachutes:

We are generally for shareholder proposals to require a shareholder vote to approve any plans greater than two times salary and bonus. We will review any proposals to repeal or cancel existing plans on a case-by-case basis.

Poison Pills:

These are anti-takeover provisions that can make it more difficult for an outside party to take control of a company without the approval of the board of directors. We are generally for any shareholder proposals to require a company to submit its poison pill plan for shareholder approval. We will review on a case-by-case basis any proposals to redeem or revise any existing plans.

Common Stock Authorization:

We generally vote for the authorization to increase shares of common stock for routine corporate purposes such as for stock splits or share repurchase programs. Any non-routine issuances or issuances in connection with corporate restructurings are voted on as case-by-case basis.

Preferred Stock:

We generally vote against proposals to create a new class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights — “blank check” stock. We review requests for issuances of preferred stock on a case-by-case basis.

State of Incorporation:

We vote on a case-by-case basis on any proposals to change a company’s state or country of incorporation.

Corporate Restructurings:

We vote on all mergers, acquisitions, spin-offs, liquidations and any other corporate restructurings on a case-by-case basis.

Social Issues and Corporate Responsibility Issues:

As there are many variations on these types of issues, we evaluate all shareholder proposals individually and vote for each on a case-by-case basis.

II. GUIDELINES FOR INTERNATIONAL SECURITIES

For some of our clients we invest in foreign domiciled securities. For those securities that are incorporated in foreign jurisdictions and are not listed on US securities exchanges or the NASDAQ, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. Corporate governance systems differ country by country. As a result, the foregoing guidelines may not be appropriate under some circumstances for foreign issuers. The funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, and any exceptions or unusual circumstances will be voted on a case-by-case basis.

Share blocking occurs in some, but not all, global markets. Clients cannot trade those blocked shares from the time the voting instructions are received to the meeting date. In many markets, meetings are often postponed, sometimes more than once, because they were unable to reach a quorum. In most cases, the voting instructions remain valid until the next scheduled meeting date unless there is a change in the agenda. This means that the shares remain unavailable for trading until the actual meeting. We have decided not to vote proxies where share blocking is an issue. We have communicated this to the separate account clients impacted by this.